UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2019

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-38185	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2019, Mr. Daniel J. Shea accepted the position of Chief Financial Officer (“CFO”) of Pressure BioSciences, Inc. (the “Company”).

Mr. Shea, age 54, has over 30 years of experience in leading and advising financial organizations to the Company. Since January 2017, he has operated Woodcliff Advisors LLC, a CPA advisory firm providing counsel to boards, CFOs and senior management. Through Woodcliff, Mr. Shea personally filled CFO roles at public and private companies in the financial services and technology industries. From 1998 to 2016, he was a Senior Vice President at Affiliated Managers Group, Inc., a publicly traded asset management holding company with a long record of growth through acquisition. His core experience is in acquisitions, SEC reporting, internal controls and the capital markets. Previously, he advised financial services firms at PricewaterhouseCoopers where his clients included asset managers, banks, private equity firms, mutual funds and leasing companies. Mr. Shea is a certified public accountant and earned his B.S. in Finance and Accounting from Boston College.

Family Relationships

There are no family relationships between Mr. Shea and any other executive officer or member of the board of directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Shea reportable under Item 404(a) of Regulation S-K.

Material Plans, Contracts, or Arrangements

In connection with Mr. Shea’s appointment as the Company’s CFO, Mr. Shea will be paid a bi-weekly salary of $5,400. Upon his appointment, Mr. Shea also received 52,550 non-qualified stock options and executed an Indemnification Agreement with the Company.

Item 8.01 Other Events.

On September 17, 2019, the Company issued a press release announcing the appointment of Mr. Shea.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Pressure BioSciences, Inc. dated September 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 20, 2019	PRESSURE BIOSCIENCES, INC.

	By:	/s/ Richard T. Schumacher
Richard T. Schumacher,
President and Chief Executive Officer